UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULED 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                 X
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to sec.240.14a-12

Edison International

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:
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(2)    Aggregate number of securities to which transaction applies:
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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
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(4)    Proposed maximum aggregate value of transaction:
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(5)    Total fee paid:
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[ ]    Fee paid previously with preliminary materials.
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[ ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)    Amount previously paid:
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(2)    Form, Schedule or Registration Statement No.
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(3)    Filing Party:
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(4)    Date Filed:
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The following email was sent to Edison International and Southern California Edison Company Employees on April 22, 2016:

Subject: Edison International Annual Meeting - Please Vote Your Proxy by the Deadline

To: Edison International and Southern California Edison Employees

The Edison International annual meeting of shareholders to be held on April 28, 2016 is quickly approaching. The proxy materials for the annual meeting are available on our website at www.edison.com/annualmeeting. Employees who own Edison International shares should have received a proxy card in the mail or a Notice of Internet Availability of Proxy Materials by mail or email. Please use the control number included on your Notice or proxy card to vote your shares at the website above. Alternatively, if you received a proxy card, you may return it by mail to cast your vote.

If you receive more than one Notice or proxy card, it means that your shares are held in more than one account. Follow the instructions and use the control number provided on each Notice or card to ensure that all of your shares are voted.

Your vote is very important, and voting is easy. If you have not yet voted, please remember to vote your shares. The deadline to vote online is 9:00 p.m. Pacific Time on Tuesday, April 26 for shares owned through the Edison 401(k) Savings Plan and 9:00 p.m. Pacific Time on Wednesday, April 27 for all other shares.

If you are unable to locate the Notice or proxy card for shares owned through the Edison 401(k) Savings Plan, please contact Keith Larson for assistance at keith.larson@sce.com or (626) 302-6511.

Thank you for your attention to this important matter.

Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary